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                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. N/A)

Filed by the registrant /x/

Filed by a party other than the registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ /  Definitive proxy statement

/x/  Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

EQK Green Acres, L.P./EQK Green Acres Trust
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(Name of Registrant as Specified in Its Charter)


     Myles H. Tanenbaum, Chairman of the Board, Green Acres Corp.
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     (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $100 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/x/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

     Common Shares
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(2) Aggregate number of securities to which transaction applies:

     11,902,653
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     $11.375 calculated (pursuant to Rule 457(f)(1) based upon the average of the high and low price per Unit representing assignments of limited partnerships interest in the Registrant on September 7, 1993)

(4) Proposed maximum aggregate value of transaction:

     $135,392,677.88
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/x/ Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

     $42,301.21
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(2) Form, schedule or registration statement no.:

     Form S-4, File No. 33-68664
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(3) Filing party:

     EQK Green Acres, L.P./EQK Green Acres Trust
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(4) Date filed:
     September 10, 1993
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[EQK LOGO]

SUITE 800
ONE TOWER BRIDGE
W. CONSHOHOCKEN, PA 19428
(215) 941-2992
FAX: (215) 941-2990/2991

January 20, 1994

Dear Unitholder:

The most important decision since formation of your Company now rests in the hands of you and our other Unitholders.

Management wants the Company to continue in business indefinitely rather than be forced to sell Green Acres in the next few years and sacrifice the costs involved. Management also wants the Company to diversify its real estate portfolio rather than be limited to the Green Acres complex. To achieve these objectives Management wants to become a real estate investment trust and thereby eliminate burdensome tax reporting as a limited partnership.

In late December, we mailed a package containing a rather extensive Consent Solicitation Statement/Prospectus (the 'Prospectus') mandated by the SEC. Management gave extensive consideration to the proposed reformulation of the Company and believes it is clearly in our Unitholders' best interests to vote in favor of changing the Company's format. The Prospectus contains a detailed description of the proposed conversion and amendment, and the advantages, disadvantages and risks related thereto.

To authorize the change requires the affirmative vote of a majority of all the outstanding Units, meaning failure to vote is a vote against the plan. Consequently, Management urges all Unitholders to vote FOR the change in format.

It is important for you to understand that your broker is not permitted to vote your shares--so please take a few moments and do so yourself.

To assist you in voting, please put in the mail today the enclosed written instruction form, marking a vote FOR in both blocks, and also sign and date the form.

If you have any questions please call us at either (215) 941-2992 or (404) 303-2600. Your support is very much appreciated.

Sincerely,

Myles H. Tanenbaum, President
EQK Green Acres Corp.
Managing General Partner,
EQK Green Acres, L.P.